Convertible Debts	12 Months Ended
Dec. 31, 2025
Forge Nano, Inc.
Convertible Debts
Convertible Debts

16.Convertible Debts

The Company’s convertible notes payable as of December 31, are summarized as follows:

	2025	2024
Convertible note – Series D	$—	$1,924
Accrued interest	—	17
Debt discount	—	(314)
Total	$—	$1,627

Series D Convertible Note

In 2024, the Company offered a 6 percent unsecured convertible note (the “Series D Note” or the “Note”) to certain investors as a precursor to its Series D round. A series of notes were issued to investors with identical terms for a maximum principal amount not exceeding $40,000, in aggregate. The Series D Note matured December 31, 2025. Principal and unpaid interest were due at maturity. The Note was not issued at a discount or premium. The outstanding principal was $0 and $1,924 at December 31, 2025 and 2024, respectively and the interest attributable to the Note was $0 and $17 for the year ended December 31, 2025 and 2024, respectively. The Company determined that the conversion features embedded within the Series D Note met the definition of a derivative under ASC 815 and required bifurcation from the host instrument. Accordingly, the embedded derivative was separately recognized at its fair value of $393 (see Note 17). Prior to the maturity date, the note could be converted as follows:

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Series D Qualified Financing: A Series D Qualified Financing means the sale by the Company of Series D Preferred Stock in the amount of at least $40,000, at any time after the issuance date of the Note and prior to the maturity date. Upon closing of a Series D Qualified Financing, the Note’s outstanding balance is automatically converted, in whole and not in part and without any further action, into Series D Preferred Stock. The conversion price is equal to the lower of (i) 80% of the original issue price of the Series D Preferred Stock or (ii) the product given by (x) $750,000 divided by (y) the total number of shares of common stock of the Company immediately prior to the consummation of such Series D Qualified Financing.

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Deemed Liquidation Event, SPAC Transaction, Qualified Initial Public Offering (collectively referred to as “Liquidation Event”): Prior to both a Series D Qualified Financing or repayment, the Note’s outstanding balance is automatically converted into common stock of the Company at a conversion price equal to the product given by (x) $750,000 divided by (y) the total number of shares of common stock outstanding immediately prior to the consummation of such Liquidation Event.

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Maturity: In the event the Notes did not convert prior to the Maturity Date, then the Notes, together with all accrued and unpaid interest, would have automatically converted into common stock of the Company at a price per share equal to the amount obtained by dividing (x) the Series C post-money valuation of the Company ($300,000) by (y) the fully diluted capitalization of the Company as of immediately prior to the effective date of the Alternate Event (including all exercisable options pursuant to the Company’s compensatory equity plans, but excluding the Notes).